Exhibit 99.3




                               SECURITY AGREEMENT

           SECURITY AGREEMENT, dated as of March 6, 2003, among KROLL INC., a corporation organized under the laws of Delaware (together with its successors and permitted assigns, "Borrower"), each of the Domestic Subsidiaries of the Borrower which is a signatory hereto or which shall become a party hereto from time to time in accordance with the terms hereof (together with their respective successors and assigns, and together with the Borrower, the "Debtors") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States, (the "Lender") (as amended, supplemented or otherwise modified from time to time, this "Agreement").

           WHEREAS, pursuant to that certain Credit Agreement, dated as of March 6, 2003, between the Borrower and the Lender (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lender has agreed to make Loans to the Borrower and to issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

           WHEREAS, it is a condition to the obligation of the Lender to make Loans to the Borrower under the Credit Agreement and to issue Letters of Credit under the Credit Agreement, that the Debtors shall have executed and delivered this Agreement to the Lender;

           NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

      1.1 Capitalized terms used herein and not otherwise defined shall have the meanings assigned by the Credit Agreement.

      1.2 As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

            (a) "Collateral" shall mean all of each Debtor's now existing and hereafter arising interests in and to all of the following, whether now existing or owned or hereafter created or acquired, wherever located, including substitutions, accessions, additions and replacements thereto and thereof:

                (i) all Accounts, contract rights, Chattel Paper, Documents, Instruments, Investment Property, notes, acceptances, drafts and General Intangibles (including, but not limited to, all now existing and hereafter arising choses in action and tax and duty refunds, all now owned and hereafter acquired franchises, licenses, permits, patents, patent applications, trademarks, tradenames and copyrights, and all rights thereunder and registrations thereof); all interests in the goods represented thereby and all returned, reclaimed and repossessed goods with respect thereto; all rights as an unpaid vendor (including stoppage in transit, replevin, reclamation and resale), all additional amounts due to each Debtor from any Account Debtor irrespective of whether such additional amounts have been specifically assigned to the Lender; all guaranties, letters of credit and other agreements or property securing or relating to any of the items referred to above; all monies, deposits (general or special), securities, instruments, credits and other property now or hereafter actually or constructively held or received by, or in transit in any manner to or from, the Lender or any other Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, or placed in any safe deposit box leased by the Lender or any such other Person to any Debtor; and all rights and remedies under or in connection with all of the foregoing;

                (ii) all inventory, including raw materials and all other goods, and all right, title and interest therein and thereto;

                (iii) all machinery, equipment, furniture, furnishings, fixtures, tools, and all attachments, components, accessories and parts therefor or installed thereon or affixed thereto (excluding vehicles);

                (iv) all leasehold interests in Equipment, premises or facilities leased from third parties;

                (v) all books, records, customer lists, ledger sheets, ledgers, files, orders, invoices and shipping receipts (including, without limitation, computer programs, tapes and related electronic data processing software) relating to all of the foregoing;

                (vi) any L/C cash collateral account established by Borrower with the Lender to provide collateral security with respect to outstanding Letters of Credit (the "L/C Cash Collateral Account"); and

                (vii) to the extent not listed above as original collateral, any and all products and Proceeds of the foregoing in any form, whether from the voluntary or involuntary disposition thereof, including, without limitation, Accounts, contract rights, General Intangibles, Chattel Paper, Documents, Instruments, Inventory, Investment Property, Equipment, Fixtures, insurance proceeds and claims against third parties for damage to or loss or destruction of any or all of the foregoing.

      Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights or other interests in Property arising under any contracts, instruments, licenses, leases or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. In addition, the Collateral shall not include any cash collateral deposit or other account (including the proceeds thereof) securing letter of credit obligations pursuant to that certain Letter of Credit Cash Collateral and Security Agreement dated as of March 6, 2003 between the Borrower and Credit Suisse First Boston, Cayman Islands branch, the total amount of which shall not exceed the amount as in effect on the date hereof. Each Debtor agrees, at the reasonable request of the Lender, to use commercially reasonable efforts to obtain any such required consent with respect to any items of such Collateral.

                (b) "Obligations" has the meaning assigned to such term in the Credit Agreement.

      This Agreement does not secure any Obligations secured by a consensual lien on real property.

                (c) Any term used in the Uniform Commercial Code as in effect in the State of New York ("UCC") and not defined in this Agreement or the Credit Agreement has the meaning given to the term in the UCC.


                                   ARTICLE 2
                           GRANT OF SECURITY INTEREST

      As security for the payment and performance of the Obligations, each Debtor hereby grants to the Lender for the benefit of the Lender and the Issuing Lender a continuing security interest in and upon the Collateral.


                                   ARTICLE 3
                        PERFECTION OF SECURITY INTERESTS

      3.1 Filing of Financing Statements.

                (a) Each Debtor authorizes the Lender to file a financing statement (the "Financing Statement") describing the Collateral in accordance with Article 9 of the UCC.

                (b) Each Debtor authorizes the Lender to file a Financing Statement describing any agricultural liens or other statutory liens (if any) held by the Lender.

                (c) The Lender shall receive, prior to the date of initial borrowing, an official report from the Secretary of State of each Collateral State, each Chief Executive Office State and each Debtor State (each as defined below) (the "SOS Reports") indicating that the Lender's security interest will be prior to all other security interests or other interests reflected in the SOS Report (subject to Permitted Liens).

      3.2 Possession.

                (a) Each Debtor shall have possession of the Collateral owned by it, except where expressly otherwise provided in this Agreement or where the Lender chooses to perfect its security interest granted hereby by possession in addition to the filing of a financing statement.

                (b) Where Collateral is in the possession of a third party, each applicable Debtor will join with the Lender in notifying the third party of the Lender's security interest and obtaining an acknowledgment from the third party that it is holding such Collateral for the benefit of the Lender in the notable benefit of the Lender and the Issuing Lender.

      3.3 Control. Each Debtor will cooperate with the Lender in obtaining control with respect to Collateral consisting of:

                (a) Investment Property;

                (b) Letter of credit rights; and

                (c) Electronic Chattel Paper.

      3.4 Marking of Chattel Paper. No Debtor will create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Lender (other than any Chattel Paper that is delivered to the Lender) indicating that the Lender has a security interest in the Chattel Paper.


                                   ARTICLE 4
           POST-CLOSING COVENANTS AND RIGHTS CONCERNING THE COLLATERAL

      4.1 Inspection. Subject to the provisions of Section 7.07 of the Credit Agreement, the parties to this Agreement may inspect any Collateral in the other party's possession.

      4.2 Personal Property. The Collateral shall remain personal property at all times. No Debtor shall affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

      4.3 Secured Party's Collection Rights. After the occurrence of an Event of Default and during the continuance thereof, the Lender shall have the right at any time to enforce Debtors' rights against the Account Debtors and obligors under any Accounts owned by the applicable Debtor.

      4.4 Limitations on Obligations Concerning Maintenance of Collateral.

                (a) Risk of Loss. Debtors have the risk of loss of the Collateral.

                (b) No Collection Obligation. The Lender does not have any duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

      4.5 No Disposition of Collateral. The Lender does not authorize any Debtor to, and each Debtor agrees not to:

                (a) make any sales, leases, assignments, transfers or other disposition of any of the Collateral, except in the ordinary course of its business or as otherwise permitted under the Facility Documents;

                (b) license any of the Collateral, except as otherwise permitted under the Facility Documents; or

                (c) grant any other security interest (other than Permitted Liens) in any of the Collateral, except as otherwise permitted under the Facility Documents.

      4.6 Further Assurances; Financing Statements. At any time and from time to time, at the reasonable request of the Lender, each Debtor shall, at its own cost and expense, execute and deliver to the Lender such agreements, instruments, certificates and other documents, and take such other actions, as may be necessary or desirable, in the reasonable opinion of the Lender, to further evidence, effect or perfect, or preserve the grant, perfection or priority of, the Liens created by this Agreement, or to otherwise effectuate the purposes of this Agreement. To the extent permitted by applicable Law, each Debtor hereby authorizes the Lender to execute and file at any time or times one or more financing statements pursuant to the UCC with respect to any or all of the Collateral with or without the signature of any Debtor. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

      4.7 Reports. Each Debtor shall report, in form and substance satisfactory to the Lender, such information as the Lender shall have requested in its reasonable discretion from time to time regarding the Collateral.

      4.8 Former Names. All corporate or fictitious names and tradenames used by each Debtor or by which each Debtor has been known during the preceding five years is set forth on Schedule 4.8.

      4.9 Delivery and Marking of Certain Collateral. Each Debtor shall, upon the request of the Lender, (a) deliver and pledge to the Lender, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request, any and all Instruments, Investment Property, Documents, securities and Chattel Paper which are included in the Collateral, (b) use commercially reasonable efforts to cause the issuance of a document in the name of the Lender in respect of any goods in the possession of a bailee (other than a bailee who has issued a negotiable document therefor), and (c) if necessary to perfect a security interest of the Lender, keep and stamp or otherwise mark any and all Documents and Chattel Paper, and its individual books and records relating to the Collateral to evidence this Agreement and the Liens granted hereby.

      4.10 Maintenance of Records. Each Debtor shall keep and maintain satisfactory and complete (in all material respects) records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to its Accounts.

      4.11 Notices. Each Debtor shall advise the Lender promptly, in reasonable detail, at its address set forth in the Credit Agreement, of any Lien (other than Permitted Liens) on, or claim asserted against, any material item of the Collateral.

      4.12 Limitations on Discounts, Compromises, Extensions of Accounts. No Debtor shall grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon except in the ordinary course of business as generally conducted by such Debtor over a period of time if so doing would be in the best interest of such Debtor as determined in good faith by the officers of such Debtor.

      4.13 Limitations on Modifications. Waivers, Extensions of Contracts and Agreements Giving Rise to Accounts. Other than in the ordinary course of business as generally conducted by such Debtor over a period of time, no Debtor shall (a) amend, modify, terminate or waive any provision of any contract or any agreement giving rise to an Account in any manner which could reasonably be expected to result in a Material Adverse Effect without the Lender 's prior written consent or (b) fail to perform and observe in all material respects, all the terms and provisions of each contract to be performed or observed by it, unless any failure to perform or observe any term or provision could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF DEBTORS

   Each Debtor hereby represents and warrants to, and covenants and agrees with the Lender that:

      5.1 Title; No Other Liens. Except for the Lien granted to the Lender pursuant to this Agreement and the Permitted Liens, each Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to this Agreement or as may be expressly permitted pursuant to the Facility Documents.

      5.2 Perfected First Priority Liens. Upon the filing of all financing statements and other actions necessary to perfect a security interest in the Collateral, the Liens granted pursuant to this Agreement constitute perfected Liens on the Collateral in favor of the Lender which are prior to all other Liens on the Collateral (other than Permitted Liens) created by the Debtors and in existence on the date hereof.

      5.3 [Intentionally omitted.]

      5.4 Farm Products. None of the Collateral constitutes, or is the proceeds of, Farm Products.

      5.5 [Intentionally omitted.]

      5.6 Locations of Offices and Collateral Change of Locations and Names. The
(a) state, including the addresses of each location where any of the Collateral (including without limitation Equipment and Inventory) is or may hereafter be located (each a "Collateral State"), (b) exact legal name of each Debtor, (c) state of incorporation of each Debtor (each a "Debtor State"), and (d) state in which the chief executive office of each Debtor is located (each a "Chief Executive Office State"), are set forth on Schedule 5.6. No Debtor shall change
(x) its name, identity or corporate structure or (y) the state of incorporation, unless (i) such Debtor shall have given the Lender at least ten (10) days' prior written notice, (ii) if necessary and if requested by the Lender during such 10-day notice period, each Debtor shall have executed and delivered such financing statements and other agreements, instruments, certificate and other documents, and taken such other actions, as may be necessary or desirable, in the opinion of the Lender, to perfect or preserve the Liens created by this Agreement, (iii) such financing statements referred to in clause (ii) shall have been duly filed under the UCC of each jurisdiction necessary or desirable to perfect or preserve the Liens created by this Agreement in favor of the Lender and (iv) such change will not, assuming the actions listed in clauses (ii) and (iii) are taken, impair in any respect the grant, perfection or priority of the Liens created by this Agreement.

                                   ARTICLE 6
                                EVENTS OF DEFAULT

      The occurrence of an Event of Default as defined in the Credit Agreement shall constitute an Event of Default hereunder.

                                   ARTICLE 7
                        RIGHTS AND REMEDIES UPON DEFAULT

      If an Event of Default shall occur and be continuing, the Lender shall have all of the following rights and remedies, in addition to all other rights and remedies set forth in other sections of this Agreement, in the other Facility Documents, or as provided by applicable law or in equity or otherwise:

      7.1 Rights Under UCC. Notwithstanding anything to the contrary contained herein, in addition to all of the rights and remedies contained in this Agreement, in the other Facility Documents, or as provided by applicable law or in equity or otherwise, the Lender shall have all rights and remedies of a secured party under the UCC.

      7.2 Possession of Collateral. The Lender shall have the right: (a) to enter upon the premises of any or all of the Debtors or any other place or places where any Collateral is located and kept through self-help and without judicial process without first obtaining a final judgment or giving any Debtor notice and opportunity for a hearing on the validity of the Lender's claim and without any obligation to pay rent; (b) to prepare, assemble or process the Collateral for sale, lease, or other disposition; (c) to remove the Collateral to the premises of the Lender or any agent of the Lender, for such time as the Lender may desire, in order to collect or dispose of the Collateral; and (d) to require any and all Debtors to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender.

      7.3 Action Pending Disposition. Until the Lender is able to effect a sale or other disposition of the Collateral, the Lender shall have the right to use or take such action with respect to the Collateral, or any part thereof, as it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Lender. Subject to Section 9.3, the Lender shall have no obligation to any Debtor to maintain or preserve the rights of any Debtor as against third parties with respect to the Collateral while the Collateral is in the possession of the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Lender's remedies hereunder with respect to such appointment without prior notice or hearing.

      7.4 Disposition of Collateral; Power of Attorney. The Lender shall have the right to sell or otherwise dispose of all or any of the Collateral, at public or private sale, sales or other dispositions, in lots or in bulk, for cash or on credit, all as the Lender, in its sole discretion, may deem necessary or desirable. The Lender will give the appropriate Debtor notice of the time and place of any public sale or other disposition of the Collateral, or of the time after which any private sale or other disposition thereof is to be made, by sending notice, as provided herein, at least ten days before the time of the sale or other disposition, which provisions for notice each Debtor and the Lender agree are reasonable; provided, however, that no such notice need be given by the Lender with respect to Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Such sales or other dispositions may be adjourned and continued from time to time with or without notice. The Lender shall have the right to conduct such sales or other dispositions on any Debtor's premises or elsewhere and shall have the right to use any Debtor's premises without charge for such sales or other dispositions for such time or times as the Lender deems necessary or desirable. To enable the Lender to effect any such sale or other disposition, each Debtor hereby makes, constitutes and appoints the Lender as its true and lawful attorney, in its name, place and stead, and for its account and risk, so long as an Event of Default has occurred and is continuing, to make, execute and deliver any and all assignments or other agreements, instruments, certificates and other documents which the Lender may deem necessary or desirable to effectuate the authority hereby conferred by signing any Debtor's name only or by signing the same as its attorney-in-fact, as may be deemed by the Lender to be necessary or desirable in connection with any sale or other disposition of all or any part of the Collateral. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable until the Termination Date.

      The Lender may purchase all or any part of the Collateral at public sale or, if permitted by Law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

      7.5 Waiver of Bond. In connection with the foregoing remedies, the Debtors and the Lender hereby waive the posting of any bond which might otherwise be required.

      7.6 Waiver of Claims. To the extent permitted by applicable Law, each Debtor waives all claims, damages and demands that it may acquire against the Lender arising out of the exercise by it of any rights hereunder, except to the extent such claims, damages and demands arise from the gross negligence or willful misconduct of the Lender. The Lender may exercise all rights and remedies contained in this Agreement, in other Facility Documents, or provided by applicable law or in equity or otherwise, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law and/or expressly provided herein or under the other Facility Documents) to or upon any Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived).

      7.7 Rights of Lender: Limitations on Lender's Obligations.

                (a) Debtors Remain Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, each Debtor shall remain liable under each of its contracts and agreements giving rise to any Accounts, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of such contracts or agreements giving rise to any Account. The Lender shall not have any obligation or liability under any contract or any agreement giving rise to any Account by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such contract, agreement, or Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any contract or any agreement giving rise to any Account, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any contract or any agreement giving rise to any Account, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                (b) Notice to Contracting Parties. After the occurrence and during the continuance of an Event of Default, the Lender may in its own name or in the name of others communicate with Account Debtors of any Debtor or parties to the contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or contracts.

      The Lender may at any time if an Event of Default shall occur and be continuing, notify Account Debtors of any Debtor that the Accounts have been assigned to the Lender and that payments shall be made directly to the Lender, and shall concurrently inform such Debtor that such notice has been given, provided, however, the failure of the Lender to so inform such Debtor shall have no effect on the rights of the Lender hereunder. If an Event of Default shall occur and be continuing, upon the request of the Lender at any time, each Debtor shall so notify such Account Debtors.

                                   ARTICLE 8
                              THE LENDER'S EXPENSES

      Each Debtor shall be jointly and severally liable to the Lender for any documented costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Lender) which may arise under, out of, or in connection with, this Agreement, the Note, or any other Facility Document; and any and all documented sums, costs and expenses which the Lender may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the Liens granted herein or otherwise in connection with the provisions hereof; in each case including without limitation all documented (x) search, filing and recording fees and expenses, (y) fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, and
(z) fees and expenses, appraisal fees, taxes, levies and reasonable attorneys' and accountants' fees and expenses (i) in any suit, proceeding or action brought by the Lender under any Account or contract for any sum owing thereunder, or to enforce any provisions of any Account or contract, by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or obligor thereunder, or otherwise, (ii) in connection with the repossession, holding, preparation for sale and sale of the Collateral, (iii) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, or (iv) with respect to, or resulting from, any delay in complying with any requirement of Law applicable to any of the Collateral; and all such liabilities shall be part of the Obligations and shall be payable within five (5) Business Days of demand therefor.

                                   ARTICLE 9
                                  MISCELLANEOUS

      9.1 Authority of Lender. Each Debtor acknowledges that the rights and responsibilities of the Lender under this Agreement with respect to any action taken by the Lender or the exercise or non-exercise by the Lender of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall be governed by the Credit Agreement and by the other Facility Documents and the Lender shall be conclusively presumed to be acting as Lender with full and valid authority so to act or refrain from acting, and such Debtor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

      9.2 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

      9.3 Limitation on Duties Regarding Preservation of Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar Property for its own account. Neither the Lender, nor any of its respective directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise.

      9.4 Payment of Dollars. The Debtors shall make any payment required to be made hereunder in lawful money of the United States of America and in immediately available funds to the Lender.

      9.5 Joint and Several. The obligations of the Debtors hereunder shall be joint and several.

      9.6 Amendments and Waivers; Remedies Cumulative. Except as otherwise expressly provided in this Agreement and subject to the terms of the Credit Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Debtors and the Lender, and any provision of this Agreement enforceable against the Debtors may be waived by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. All remedies set forth in this Agreement and the other Facility Documents, or provided at law or in equity, are cumulative.

      9.7 Survival. The obligations of the Debtors under Article 8 shall survive the termination of this Agreement.

      9.8 Assignment; Participations. This Agreement shall be binding upon, and shall inure to the benefit of, the Debtors and the Lender and their respective successors and assigns, and except as otherwise provided in the Facility Documents, no Debtor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Without limiting the generality of the foregoing, the Lender may assign or transfer all or any portion of its rights and obligations under any Facility Document, under the terms of this Agreement to the extent provided in and subject to the terms of the Credit Agreement, to any other Person, and such other Person shall thereupon become vested with all of the rights and obligations in respect thereof granted to the Lender herein.

      Without limiting the generality of the foregoing, the Debtors hereby acknowledge that the Lender may sell, grant or assign participation interest(s) in the Note and in the Lender's rights and obligations in respect of the Facility Documents, including, without limitation, this Agreement, on the terms and conditions set forth in the Credit Agreement. In the event that the Lender shall sell, grant or assign such participation interest(s), subject to the provisions of the Credit Agreement (a) the Lender may, in its sole discretion, disclose financial and other information to prospective participant(s) with respect to the Debtors, (b) the Debtors shall cooperate with the Lender in connection with any such participation and shall execute any and all documents which may be necessary or desirable, in the Lender's or such participant's judgment, to effectuate any such participation(s), and (c) each representation and agreement made by the Debtors in this Agreement and the other Facility Documents to which it is a party shall run to the benefit of such participant(s).

      9.9 Notices. All notices, requests and demands to or upon the Debtors or the Lender shall be given in accordance with Section 12.06 of the Credit Agreement to the address set forth therein, or, if not set forth therein, to the address set forth next to the signature block of such party.

      9.10 Setoff. Upon the occurrence of and during the continuance of an Event of Default, each Debtor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Lender may otherwise have, Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of any Debtor at the Lender's Lending Office, in Dollars or in any other currency, against any amount payable by such Debtor to the Lender under this Agreement which is not paid when due (regardless of whether such balances are then due such Debtor), in which case it shall promptly notify the Debtor thereof; provided that the Lender's failure to give such notice shall not affect the validity thereof. Payments by each Debtor under any Facility Document shall be made without setoff or counterclaim.

      9.11 JURISDICTION; IMMUNITIES. EACH OF THE DEBTORS AND THE LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT TO WHICH IT IS A PARTY, AND EACH OF THE DEBTORS AND THE LENDER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE DEBTORS AND THE LENDER IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE METHODS AND IN THE MANNER PROVIDED FOR IN SECTION 12.06 OF THE CREDIT AGREEMENT. EACH OF THE DEBTORS AND THE LENDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE

CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE DEBTORS AND THE LENDER FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. EACH DEBTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE LENDER SHALL BE BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY.

      EACH OF THE DEBTORS AND THE LENDER WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

      Nothing in this Section shall affect the right of the Lender or any Debtor to serve legal process in any other manner permitted by law or affect the right of the Lender or any Debtor to bring any action or proceeding in the courts of any other jurisdictions.

      To the extent that any Debtor or the Lender has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its Property, such Debtor or the Lender hereby irrevocably waives to the fullest extent permitted by law such immunity in respect of its obligations under this Agreement and the other Facility Documents to which it is a party.

      9.12 Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

      9.13 Severabilitv. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

      9.14 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

      9.15 WAIVER OF CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW EACH DEBTOR AND LENDER HEREBY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH DEBTOR AND LENDER CERTIFY THAT NO REPRESENTATIVE, LENDER OR ATTORNEY OF THE LENDER OR ANY DEBTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER OR ANY DEBTOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE

LENDER AND EACH DEBTOR TO ACCEPT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED UNDER THE CREDIT AGREEMENT.

      9.16 Termination. This Agreement shall terminate when the Obligations (as defined in the Credit Agreement) have been indefeasibly paid in full and the Lender's obligations to make Loans under the Credit Agreement have terminated. The Obligations contained herein with respect to any Debtor shall terminate if such Debtor either ceases to be an Obligor or becomes an Immaterial Subsidiary in accordance with the provisions of the Credit Agreement.

      9.17 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

      9.18 Additional Debtors. In the event that any Debtor shall acquire any other Subsidiary (other than Immaterial Subsidiaries and Foreign Subsidiaries), directly or indirectly, prior to the Termination Date, then at such time, and at such Subsidiary's cost and expense, such Subsidiary shall execute and deliver all documents to the extent required to be delivered as set forth in Section
7.09 of the Credit Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the date first written above.

                              KROLL INC.


                              By:  /s/ Michael G. Cherkasky
                                  -----------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   Chief Executive Officer and President

                              FINANCIAL RESEARCH, INC.
                              KCMS, INC.
                              KROLL ASSOCIATES, INC.
                              KROLL CRISIS MANAGEMENT GROUP, INC.
                              KROLL ELECTRONIC RECOVERY, INC.
                              KROLL HOLDINGS, INC.
                              KROLL ZOLFO COOPER HOLDINGS, INC.
                              LABORATORY SPECIALISTS OF AMERICA, INC.
                              L.A.M.B. ACQUISITION, INC.
                              U.S. HOLDING, INC.


                              By:  /s/ Michael G. Cherkasky
                                  -----------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   President


                              KROLL ZOLFO COOPER LLC

                              By:      KROLL INC., member


                              By:  /s/ Michael G. Cherkasky
                                  ----------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   Chief Executive Officer and President



                              KROLL ONTRACK INC.
                              ONTRACK DATA RECOVERY, INC.


                              By:  /s/ Michael G. Cherkasky
                                  ----------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   Chief Executive Officer


                 [FIRST SIGNATURE PAGE TO SECURITY AGREEMENT]

                                  CORPLEX INC.


                              By:  /s/ Jeffrey Schlanger
                                  --------------------------------
                              Name:    Jeffrey Schlanger
                              Title:   President



                                 CRUCIBLE, INC.


                              By:  /s/ J. Kelly McCann
                                  ---------------------------------
                              Name:    J. Kelly McCann
                              Title:   President



                              INPHOTO SURVEILLANCE, INC.


                              By:  /s/ A. Michael Rosen
                                  ----------------------------------
                              Name:    A. Michael Rosen
                              Title:   Vice President



                              KROLL BACKGROUND AMERICA, INC.


                              By:  /s/ Michael Shmerling
                                  -----------------------------------
                              Name:    Michael Shmerling
                              Title:   President



                              KROLL LABORATORY SPECIALISTS, INC.


                              By:  /s/ Michael Petrullo
                                  ------------------------------------
                              Name:    Michael Petrullo
                              Title:   President

                [SECOND SIGNATURE PAGE TO SECURITY AGREEMENT]

                              KROLL LINDQUIST AVEY, INC.


                              By:  /s/ Michael Beber
                                  -------------------------------
                              Name:    Michael Beber
                              Title:   Vice President



                              KROLL SCHIFF & ASSOCIATES, INC.


                              By:  /s/ Gary Schiff
                                  -------------------------------
                              Name:    Gary Schiff
                              Title:   President




                              LENDER:
                              FLEET NATIONAL BANK


                              By:  /s/ Michael M. Dwyer
                                  -------------------------------
                              Name:    Michael M. Dwyer
                              Title:   Senior Vice President






                 [THIRD SIGNATURE PAGE TO SECURITY AGREEMENT